EXHIBIT 10.5.1

                                    AMENDMENT

     This AMENDMENT ("AMENDMENT") is made and entered into this 1st day of March, 2001, by, between and among BUDDY YOUNG, an individual, ("LENDER"), on the one hand, and, BECOR COMMUNICATIONS, INC., a Delaware corporation (formerly known as BECOR INTERNET, INC. a Delaware corporation), ("DEBTOR"), on the other hand, with respect to the following:

                                    RECITALS

         A. On March 18, 1998, ADVANCED KNOWLEDGE, INC., a Delaware corporation ("AKI") executed a Secured Promissory Note (the "NOTE") and a Security Agreement ("SECURITY AGREEMENT"), pursuant to which DEBTOR could borrow up to Three Hundred Thousand Dollars ($300,000) from LENDER;

         B. In March, 2000, pursuant to a series of concurrent transactions, AKI merged with another company and changed its name to SPORTING MAGIC, INC., a Delaware corporation. As part of those transactions, a number of assets and liabilities of AKI were assumed by BECOR INTERNET, INC., a Delaware corporation. Several months later, BECOR INTERNET, INC. changed its name to BECOR COMMUNICATIONS, INC., the DEBTOR party to this AMENDMENT. In March, 2000, DEBTOR accepted the obligations and duties under the NOTE and the SECURITY AGREEMENT, as amended

         C. Currently, the maturity date of the NOTE is December 31, 2001, at which time an outstanding and unpaid principal and interest is to be repaid;

         D. In order to assist DEBTOR with the implementation of its business plan and to assist the DEBTOR during its renewed business efforts, DEBTOR and LENDER now mutually desire to increase the amount of money which LENDER, at its sole and absolute discretion, may lend to DEBTOR and to extend the due date of the NOTE from December 31, 2001 to December 31, 2002, all in accordance with and upon the terms and conditions stated herein;

         NOW THEREFORE, in consideration of mutual promises and covenants, and conditions herein contained, the parties agree as follows:

         1. RECITALS. The recitals stated above are incorporated herein by this reference as if set forth in full at this point.



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         2.     INCREASE OF THE PRINCIPAL AMOUNT OF THE NOTE.  Upon execution of this AGREEMENT, the aggregate principal amount that LENDER may, at the LENDER's discretion, lend to DEBTOR is hereby amended and increased from Three Hundred Thousand Dollars ($300,000) to Five Hundred Thousand Dollars ($500,000). The increase in the aggregate principal amount shall not require, cause or otherwise obligate LENDER to lend any other or further funds to DEBTOR. Any funds lent to DEBTOR by LENDER shall continue to be at the sole and absolute discretion of the LENDER.

         3. EXTENSION OF THE DUE DATE OF THE NOTE. Upon execution of this AGREEMENT, the due date of the NOTE is hereby amended and shall be extended from December 31, 2001to December 31, 2002.

         4. NO OTHER CHANGES. The increase of the principal amount and extension of the due date are and shall be the only changes, modifications, amendments or alterations to or of the terms and conditions of the NOTE. Except for the increase of the principal amount and the extension of the due date, all other terms and conditions of the NOTE shall remain unchanged and in full force and effect.

         5. SECURITY AGREEMENT. The SECURITY AGREEMENT is hereby amended so as to conform with the two modifications of the NOTE which are set forth in paragraphs 2 and 3 above. The increase in principal and extension of the due date are and shall be the only changes, modifications, amendments or alterations of the terms and conditions of the SECURITY AGREEMENT. Except for the increase in the principal amount and the extension of the due date, all other terms and conditions of the SECURITY AGREEMENT shall remain unchanged and in full force and effect.

         6. REAFFIRMATION. DEBTOR and LENDER hereby confirm DEBTOR's assumption of the NOTE and the SECURITY AGREEMENT, as amended, and, reaffirm their respective duties, obligations, benefits and burdens owed by or to each of them by the other pursuant to the NOTE and the SECURITY AGREEMENT, including each and every other term and condition contained in the NOTE and the SECURITY AGREEMENT as amended prior hereto.

         7. FURTHER COOPERATION. To the extent reasonably necessary and requested, DEBTOR shall execute and deliver such documents and instruments as may be necessary for LENDER to continue to hold a perfected first position security lien in the COLLATERAL, as that term is defined in the SECURITY AGREEMENT.



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         8.     OTHER TERMS UNCHANGED.  Except as expressly modified herein, the balance of the terms of the NOTE and the SECURITY AGREEMENT shall remain unchanged by this AGREEMENT and shall be in full force and effect. . The parties hereto have executed this AGREEMENT as set forth below, and the effective date of this AGREEMENT shall be the latest date of execution.

"LENDER":


/S/ Buddy Young
-----------------
BUDDY YOUNG

"DEBTOR":

BECOR COMMUNICATIONS, INC., a Delaware corporation
(formerly known as BECOR INTERNET, INC. a Delaware Corporation)


By:      /S/ L. Stephen Albright
         ----------------------------------------------------
         L. STEPHEN ALBRIGHT, Secretary








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